UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2021

Phoenix Rising Companies
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-55319

(Commission File Number)

46-1993448

 (IRS Employer Identification No.)

Level 11, Tower 4, Puchong Financial

Corporate Centre (PFCC)

Jalan Puteri 1/2, Bandar Puteri, 47100 Puchong 47100

Malaysia

(Address of principal executive offices)(Zip Code)

+60 3 8600-0313

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 23, 2021, Phoenix Rising Companies, a Nevada corporation (the “Company”), received notice from KCCW Accountancy Group (“KCCW Accountancy”), that KCCW Accountancy had resigned as the independent registered public accounting firm of the Company.

Effective as of January 11, 2021, the Company had engaged KCCW Accountancy Corp. to audit its financial statements for the year ended December 31, 2020.   However, KCCW never provided any auditing or review services for the Company, including for the year ended December 31, 2020.

For the year ended December 31, 2020, the Company had no disagreement with KCCW Accountancy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KCCW Accountancy, would have caused them to make reference thereto in their prospective report on the Company’s financial statements for the year ended December 31, 2020.  There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KCCW Accountancy a copy of the above disclosures and requested KCCW Accountancy to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. KCCW Accountancy’s notice of resignation to the Company is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The Company is presently searching for a new independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter from KCCW Accountancy Group, dated April 29, 2021

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix Rising Companies

Date: April 29, 2021	By:	/s/ Ding-Shin “DS” Chang
	Name:	Ding-Shin “DS” Chang
	Title:	President and Chief Executive Officer (principal executive officer, principal financial officer and principal accounting officer)

3